UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 10, 2026

NANO MOBILE HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Nevada	File Number: 000-55155	98-0659770
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 306, 3/F., Kwong Kin Trade Centre No. 5 Kin Fat Street, Tuen Mun, HK
(Address of principal executive offices) (Zip Code)

(424) 358-1046
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001	VNTH	OTCMKTS

Item 8.01. Other Events.

Publication of Interim Financial Statements for the Quarters Ended March 31, June 30 and September 30, 2026, and Pro Forma Financial Information

On November 10, 2026, Nano Mobile Healthcare, Inc. (the “Company”) published its unaudited condensed financial statements as of and for (i) the three months ended March 31, 2026, (ii) the three and six months ended June 30, 2026, and (iii) the three and nine months ended September 30, 2026, together with the related notes (collectively, the “Interim Financial Statements”).

The Interim Financial Statements were prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and were reviewed by AOGB CPA Limited (“AOGB”), Hong Kong, an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) (PCAOB ID No. 7020), in accordance with PCAOB standards applicable to reviews of interim financial statements. In the opinion of management, the Interim Financial Statements reflect all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Company’s financial position, results of operations and cash flows for the periods presented. Results for interim periods are not necessarily indicative of the results that may be expected for the full fiscal year ending December 31, 2026.

The Interim Financial Statements should be read in conjunction with the Company’s audited financial statements as of and for the years ended December 31, 2025, and 2024, including the Report of Independent Registered Public Accounting Firm of AOGB dated October 20, 2026, which were filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2026.

Unaudited Pro Forma Condensed Combined Financial Information – Proposed Acquisition of Neptune Engineering (Marine) Limited

On July 24, 2026, the Company entered into a Share Exchange and Acquisition Agreement (the “Share Exchange Agreement”) with Neptune Engineering (Marine) Limited, a limited liability company incorporated in Hong Kong (“Neptune HK”), and the shareholder of Neptune Global Engineering Limited, a British Virgin Islands company (“Neptune BVI” and, together with Neptune HK, “Neptune”). Pursuant to the Share Exchange Agreement, and subject to the satisfaction or waiver of the applicable closing conditions, Nano will issue an aggregate of 20,000,000 shares of the Nano’s common stock (the “Consideration Shares”) to (i) acquire all 10,000 issued and outstanding ordinary shares of Neptune HK, which are held through Neptune BVI, in exchange for an aggregate of 12,200,000 shares of the Consideration Shares; and (ii) issue an aggregate of 7,800,000 shares of the Consideration Shares to independent investors for cash considerations. No cash payment, promissory note or assumption of indebtedness is payable as additional consideration. Upon closing, Neptune HK will become an indirect wholly owned subsidiary of Nano (the “Proposed Transaction”). As of the date of this Current Report, the Proposed Transaction has not closed, and the Consideration Shares have not been issued. Nano currently expects the Proposed Transaction to close in the fourth quarter of 2026.

In connection with the Proposed Transaction, the Company is filing unaudited pro forma condensed combined financial information of the Company and Neptune, consisting of (i) the unaudited pro forma condensed combined balance sheet as of September 30, 2026, (ii) the unaudited pro forma condensed combined statements of operations and comprehensive (loss) income for the nine months ended September 30, 2026 and for the year ended December 31, 2025, and (iii) the related notes (collectively, the “Pro Forma Financial Information”). The Pro Forma Financial Information has been prepared in accordance with Article 11 of Regulation S-X and gives effect to the Proposed Transaction as if it had occurred on September 30, 2026, for purposes of the pro forma balance sheet, and on January 1, 2025, for purposes of the pro forma statements of operations.

Mr. Cheng Chung Sing, who acquired the Company’s Special 2021 Series A Preferred Stock on June 25, 2026 and thereby holds approximately 85% of the total voting power of the Company, is also the ultimate beneficial owner of Neptune HK. Taking into account this common control, Neptune’s substantive operations and the Company’s status as a non-operating shell company, management has assumed for purposes of the Pro Forma Financial Information that the Proposed Transaction will be accounted for as a reverse recapitalization under common control, with Neptune treated as the accounting acquirer and the Company treated as the accounting acquiree. Accordingly, the Company’s net assets are reflected in their historical carrying amounts, and no goodwill or other intangible assets are recognized. Upon issuance, the Consideration Shares are expected to represent approximately 0.61% of the Company’s outstanding common stock, without giving effect to the voting and other rights of the Company’s preferred stock.

The Pro Forma Financial Information is presented for informational purposes only. It is based on assumptions and estimates that management believes are reasonable, and it is not necessarily indicative of the financial position or results of operations that would have been achieved had the Proposed Transaction been completed on the dates indicated, or of the future financial position or results of operations of the combined company. Final adjustments may differ materially from those reflected in the Pro Forma Financial Information. The Pro Forma Financial Information has not been audited or reviewed by the Company’s independent registered public accounting firm and should be read in conjunction with the historical financial statements of the Company referenced above and the historical financial statements of Neptune HK which the Company intends to file upon the closing of the Proposed Transaction.

Periodic Reporting

The publication of the Interim Financial Statements is a further step toward the Company becoming current in its periodic reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2026 as soon as practicable.

Copies of the Interim Financial Statements are filed as Exhibits 99.1, 99.2 and 99.3, and a copy of the Pro Forma Financial Information is filed as Exhibit 99.4, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the Company’s intention to file its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and to become current in its reporting obligations, and the expected completion, timing and accounting treatment of the Proposed Transaction. Words such as “intends,” “expects,” “plans,” “will” and similar expressions identify forward-looking statements. These statements are based on management’s current expectations and are subject to risks and uncertainties, including the Company’s ability to continue as a going concern and the risk that the closing conditions to the Proposed Transaction are not satisfied or that the Proposed Transaction is not completed on the anticipated timeline or at all, that could cause actual results to differ materially. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Unaudited Condensed Financial Statements of Nano Mobile Healthcare, Inc. as of and for the three months ended March 31, 2026 and December 31, 2025
99.2	Unaudited Condensed Financial Statements of Nano Mobile Healthcare, Inc. as of and for the three and six months ended June 30, 2026 and December 31, 2025
99.3	Unaudited Condensed Financial Statements of Nano Mobile Healthcare, Inc. as of and for the three and nine months ended September 30, 2026 and December 31, 2025
99.4	Unaudited Pro Forma Condensed Combined Financial Information of Nano Mobile Healthcare, Inc. and Neptune Engineering (Marine) Limited as of September 30, 2026 and for the nine months ended September 30, 2026 and the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO MOBILE HEALTHCARE, INC

Dated:	November 10, 2026 By:	/s/ Roy Watson
Roy Watson
President